UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 23, 2008
CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15903	72-1100013

(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(972) 401-0090

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 1.01. Entry into a Material Definitive Agreement.
          On December 23, 2008, CARBO Ceramics Inc., a Delaware corporation (the “Company”), entered into a Lease Agreement, dated for purposes of reference as of November 1, 2008 (the “2008 Lease”), with the Development Authority of Wilkinson County, Georgia (the “Development Authority”). The 2008 Lease supersedes and replaces that certain Lease Agreement, dated as of November 1, 2003, by and between the same parties (the “2003 Lease,” and together with the 2008 Lease, the “Lease Agreements”). The Lease Agreements relate to the Company’s facilities in McIntyre and Toomsboro, Georgia, and cover the real property, plants and equipment that are leased by the Company from the Development Authority.
          The initial term of the 2008 Lease commenced on December 23, 2008 and terminates on November 1, 2013. The Company has options to extend the 2008 Lease until November 1, 2021. Similar to the 2003 Lease, the Company is responsible for all costs incurred in connection with the leased property, including costs of construction of plant improvements and equipment. The 2008 Lease contains customary representations and warranties, events of default and indemnities. The Company does not make any material payments of rent under the terms of the 2008 Lease.
          In connection with the 2008 Lease, on December 23, 2008, the Company also entered into an Option Agreement, dated for purposes of reference as of November 1, 2008, with the Development Authority (the “2008 Option Agreement”) that supersedes and replaces an existing option agreement, dated as of November 1, 2003, by and between the same parties. Pursuant to the 2008 Option Agreement, the Company has the right to purchase the property, plants and equipment subject to the 2008 Lease at any time during the lease term for a nominal amount plus the payment of certain remaining rental obligations. In addition, the 2008 Option Agreement provides that the leased assets may be purchased and conveyed to the Company upon termination of the 2008 Lease for nominal consideration.
          The primary purpose of the 2008 Lease and 2008 Option Agreement is to provide certain ad valorem tax incentives as permitted under Georgia law in connection with improvements and infrastructure that the Company has constructed or may construct in the future to its McIntyre and Toomsboro facilities.
          The foregoing summary of the 2008 Lease, the 2008 Option Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2008 Lease and the 2008 Option Agreement, which are attached as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits
10.1	Lease Agreement, dated for purposes of reference as of November 1, 2008, by and between the Development Authority of Wilkinson County and CARBO Ceramics Inc.

10.2	Option Agreement, dated for purposes of reference as of November 1, 2008, by and between the Development Authority of Wilkinson County and CARBO Ceramics Inc.
* * * * *

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: December 30, 2008.
	By:	/s/ Paul G. Vitek
Paul G. Vitek
Senior Vice President, Finance, and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease Agreement, dated for purposes of reference as of November 1, 2008, by and between the Development Authority of Wilkinson County and CARBO Ceramics Inc.

10.2	Option Agreement, dated for purposes of reference as of November 1, 2008, by and between the Development Authority of Wilkinson County and CARBO Ceramics Inc.

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